                                                                      EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of NMHG Holding Co. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: November 13, 2003                           /s/ Reginald R. Eklund
                                          --------------------------------------
                                                    Reginald R. Eklund
                                          President, Chief Executive Officer and
                                                         Director
                                               (Principal Executive Officer)

Date: November 13, 2003                             /s/ Michael K. Smith
                                            ------------------------------------
                                                     Michael K. Smith
                                            Vice President Finance & Information
                                             Systems and Chief Financial Officer
                                                (Principal Financial Officer)